Principal Funds, Inc.

Supplement dated November 2, 2016
to the Statutory Prospectus dated December 31, 2015
(as supplemented on March 18, 2016, May 31, 2016, June 17, 2016,
June 30, 2016, July 29, 2016, and September 16, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR SMALL-MIDCAP DIVIDEND INCOME FUND
In the Purchase and Sale of Fund Shares section, add the following:
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on December 1, 2016, and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on January 6, 2017, the Small-MidCap Dividend Income Fund will no longer be available for purchases from new investors except in limited circumstances. See the section Purchase of Fund Shares for additional information.

PURCHASE OF FUND SHARES
In the Purchase of Fund Shares section, add the following:
Small-MidCap Dividend Income Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on December 1, 2016, and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on January 6, 2017, the Small-MidCap Dividend Income Fund (the “Fund”) will no longer be available for purchases from new investors except in limited circumstances.

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Shareholders, including those in omnibus accounts, who own shares of the Fund as of December 1, 2016 (for retail investors, i.e., non-employer sponsored retirement plan investors) or January 6, 2017, (for employer sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.

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Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the Small-MidCap Dividend Income Strategy (i.e. investments in the same strategy used in collective investment trust, insurance separate accounts, or separately managed accounts) in a fee-based, wrap or advisory account, may add new clients, or purchase shares in the Fund. The Fund will not be available to new RIA and bank trust firms.

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Shareholders through accounts at private banks may continue to purchase shares and exchange into the Fund. Private Banks that have an investment allocation to the Small-MidCap Dividend Income Strategy may add new clients to the Fund. The Fund will not be available to private bank or private bank platforms not already investing in the Small-MidCap Dividend Income Strategy.

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Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the Fund may continue to purchase shares and exchange into the Fund. Existing broker/dealer wrap or fee-based programs may add new participants.

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Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the Fund. New participants in these plans may elect to purchase shares of the Fund.

•	Retirement plans in transition as of the closure date will have until January 6, 2017, to fund any new accounts in the Fund.

•	Investors who open a new IRA transfer or rollover account by the close of business on December 1, 2016, will have until January 6, 2017, to fund these accounts.

•	Shareholders within brokerage accounts may continue to purchase shares of the Fund; however, new brokerage accounts will not be permitted to begin investing in the Fund after December 1, 2016.

•	529 plans that include the Fund within their investment options may continue to purchase shares and exchange into the Fund.

•	Investors who have a direct investment in the Small-MidCap Dividend Income Strategy may, subject to the approval of the Distributor, purchase shares in the Fund.
At the sole discretion of the Distributor, the Fund may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.

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